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                                                                    EXHIBIT 99.1

                            KMART HOLDING CORPORATION
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

         In connection with this Quarterly Report on Form 10-Q of Kmart Holding Corporation for the period ended April 30, 2003, I, Julian C. Day, Chief Executive Officer and acting Chief Financial Officer of Kmart Holding Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. this Form 10-Q for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-Q for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Kmart Holding Corporation.


         Date:    June 16, 2003

    /s/ Julian C. Day
    -----------------
    Julian C. Day
    Chief Executive Officer and
    Acting Chief Financial Officer